UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To
Section 14(A) Of The
Securities Exchange Act Of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

PFM FUNDS
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
        [   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)or Item 22(a)(2) of Schedule 14A.
        [   ]  $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
        [   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies: __________
2)    Aggregate number of securities to which transaction applies: ______________
3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________
4)    Proposed maximum aggregate value of transaction: __________________________
5)    Total fee paid: ___________________________________________________________

        [   ]  Fee paid previously with preliminary materials.
        [   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and  identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)    Amount Previously Paid: ________________________________________________
2)    Form, Schedule or Registration Statement No.: __________________________
3)    Filing Party: __________________________________________________________
4)    Date Filed: ____________________________________________________________

PROXY MATERIALS

Prime Series
Government Series
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101

Dear Shareholder:

I am writing to inform you of a special meeting (the “Meeting”) that will be held on September 30, 2009 of shareholders of PFM Funds (the “Trust”) at the offices of PFM Asset Management LLC (“PFM”) located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, at 12:00 noon, Eastern Time.  At the Meeting, shareholders of Prime Series and Government Series (the “Funds”), each an investment portfolio of the Trust, will vote on proposals to approve new investment advisory agreements between the Trust and PFM relating to Prime Series (the “Proposed Prime Advisory Agreement”) and Government Series (the “Proposed Government Advisory Agreement”) (collectively, the “Proposed Advisory Agreements”).

The terms of the Proposed Advisory Agreements are identical in all material respects to the existing investment advisory agreements, between the Trust and PFM relating to Prime Series (the “Existing Prime Advisory Agreement”) and Government Series (the “Existing Government Advisory Agreement”) (collectively, the “Existing Advisory Agreements”), except for their dates of effectiveness.  The Proposed Advisory Agreements are being submitted for a vote of the shareholders because an anticipated change in control of PFM’s parent entity, if consummated, will constitute an assignment of the Existing Advisory Agreements and, as required by applicable law, will cause such agreements automatically to terminate.

The Board of Trustees of the Trust (the “Board”) has approved each Proposed Advisory Agreement.  If the Proposed Advisory Agreements are approved by shareholders of Prime Series and Government Series, they will become effective upon the change in control.  The Board unanimously recommends that shareholders vote “For” the approval of the Proposed Advisory Agreements (the “Proposal”).  At the Meeting, shareholders of each Fund will vote separately on the approval of the Proposed Advisory Agreement for their Fund.

More information about the Proposal is contained in the enclosed Notice of Special Meeting and Proxy Statement.  Once you have reviewed the Proxy Statement, you may vote on the Proposal by marking, signing and dating the enclosed proxy card and returning it to the Trust in the enclosed postage-paid envelope.  We request that you vote promptly on the Proposal.

It is very important that you vote and that your voting instructions be received prior to the Meeting on September 30, 2009.  Whether or not you plan to attend the Meeting, please vote your shares promptly by returning the enclosed proxy card.  If you plan to attend the Meeting, you may revoke your proxy at that time and vote in person.  If you would like to attend the Meeting, you may obtain directions by calling PFM at 800-338-3383.  If you have any questions about these matters, please call PFM at 800-338-3383 (toll free).

Thank you for considering this proposal and participating in the proxy process.

Sincerely,

/s/ Robert R. Sedivy
Robert R. Sedivy
Chairman, PFM Funds

September 8, 2009

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY. SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PFM FUNDS
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on September 30, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders of PFM Funds (the “Trust”) has been called by the Board of Trustees of the Trust and will be held at the offices of PFM Asset Management LLC located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, on September 30, 2009 at 12:00 noon, Eastern Time.

The Meeting is being called for the following purposes:

1.	To vote upon proposals to approve new investment advisory agreements between the Trust, on behalf of Prime Series and Government Series, and PFM Asset Management LLC; and

2.	To act on such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record of the Trust as of the close of business on August 14, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.  Shareholders of Prime Series and Government Series (each, a “Fund”) each will vote separately at the Meeting on the approval of the new investment advisory agreement for their Fund.  Whether or not you plan to attend the Meeting, please vote your shares by completing the enclosed proxy card and returning it by mail in the enclosed postage-paid envelope.  Your vote is important.

By Order of the Board of Trustees,
/s/ Robert R. Sedivy
Robert R. Sedivy
Chairman, PFM Funds

September 8, 2009

To secure the largest possible representation at the Meeting and to save the expense of further mailings, please mark your proxy card, sign it and return it in the enclosed envelope, which requires no postage if mailed in the United States.  You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

PFM FUNDS
One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101
(800) 338-3383

SPECIAL MEETING OF SHAREHOLDERS
To be held on September 30, 2009

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting (the “Meeting”) of shareholders of PFM Funds (the “Trust”).  The Meeting will be held at the principal office of the Trust located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, on September 30, 2009 at 12:00 noon, Eastern Time.  The Meeting has been called by the Board of Trustees of the Trust (the “Board”) to seek approval by shareholders of Prime Series and Government Series (each, a “Fund” and collectively, the “Funds”), each an investment portfolio of the Trust, of new investment advisory agreements between the Trust and PFM Asset Management LLC (“PFM”) for Prime Series (the “Proposed Prime Advisory Agreement”) and Government Series (the “Proposed Government Advisory Agreement”) (collectively, the “Proposed Advisory Agreements”).

The terms of the Proposed Advisory Agreements are materially unchanged from the existing investment advisory agreements between the Trust and PFM on behalf of Prime Series (the “Existing Prime Advisory Agreement”) and Government Series (the “Existing Government Advisory Agreement”) (collectively, the “Existing Advisory Agreements”).  The Proposed Advisory Agreements are being submitted for a vote of shareholders because an anticipated change in control of PFM’s parent entity, if consummated, will constitute an assignment of the Existing Advisory Agreements and, as required by applicable law, will cause such agreements automatically to terminate.

PFM is the investment adviser, administrator and transfer agent of the Trust, which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company.  The Trust is a Virginia business trust.  The names and business relationships of the Trustees who serve on the Board are set forth in the Funds’ Statements of Additional Information, which are available upon request from the Trust.  The principal office of the Trust is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania 17101.  You can contact the Trust by calling (800) 338-3383.

Shareholders of record of the Trust as of the close of business on August 14, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.  This Proxy Statement will first be sent to shareholders on or about September 8, 2009.

The Trust will furnish, without charge, copies of its most recent annual report and semi-annual report to shareholders upon request.  Please call (800) 338-3383 or write to the Trust at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, to request copies of these reports.

This Proxy Statement gives you information about the proposal to be acted on at the Meeting and other matters that you should know before voting.  You should retain it for future reference.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on September 30, 2009

The following materials and information relating to this Proxy Statement are available at www.pfmfunds.com:  (i) the Proxy Statement and accompanying Notice of Special Meeting of shareholders; (ii) proxy cards and any other proxy materials; and (iii) information on how to obtain directions to attend the Meeting and vote in person.

PROXY STATEMENT

TABLE OF CONTENTS
Page
PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS	1

Introduction	1
Change in Control of PFM	1
Need for New Advisory Agreements	2
Information About PFM	2
Information About the ICV Investors	4
The Existing Advisory Agreements	4
The Proposed Advisory Agreements	4
Services Provided	4
Fees	5
Payment of Expenses	5
Terms of Proposed Advisory Agreements	6
Termination	6
Board Considerations	6
Differences between Proposed Advisory Agreements and Existing Advisory Agreements	8

VOTING INFORMATION	9
How will solicitations be made?	9
How will the shareholder voting be handled?	9
How do I ensure my vote is accurately recorded?	10
May I revoke my proxy?	10
What other matters will be voted upon at the Meeting?	10
Who is entitled to vote?	10
Who are the principal holders of shares of the Funds?	10
Who will pay the expenses of soliciting proxies?	11
How do I submit a shareholder proposal?	11

ADDITIONAL INFORMATION ABOUT THE TRUST	12
Distributor	12
Independent Registered Public Accounting Firm	12

EXHIBITS

Exhibit A – Form of Proposed Advisory Agreements
Exhibit B – Principal Holders of Shares as of August 14, 2009

PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

Introduction

At the Meeting, shareholders of each Fund will vote on a proposal to approve the Proposed Advisory Agreement between PFM and the Trust, relating to their Fund (the “Proposal”).  The approval of the Proposed Advisory Agreements is necessary to allow PFM to continue to serve as the investment adviser of the Funds following a change in control of PFM that is expected to occur in connection with the transactions described below which will result in the automatic termination of the Existing Advisory Agreements.

Change in Control of PFM

PFM currently provides investment advisory services to the Funds. Until May 2009, PFM and its affiliates were owned by their senior employees (the “Managing Directors”).  In May 2009, PFM and its affiliates reorganized into a holding company structure in which the Managing Directors became the owners of a holding company named PFM I, LLC.  PFM and its affiliates became wholly-owned subsidiaries of PFM Investment, LLC, a newly-formed, wholly-owned subsidiary of PFM I, LLC.  At that time, PFM I, LLC also effected a business reorganization (the “Transaction”) pursuant to which a group of private equity investors, under the management of ICV Capital Partners, LLC, a minority-owned private investment firm (collectively, the “ICV Investors”), made a substantial equity and credit investment in PFM I, LLC and PFM Investment, LLC, in exchange for a 43% equity interest in PFM I, LLC that currently entitles them to a 24.99% voting interest in PFM I, LLC.  In addition, PFM I, LLC issued warrants that entitle the ICV Investors to purchase additional equity in PFM I, LLC.  These warrants, if exercised in full, would increase the ICV Investors’ ownership, in the aggregate, to approximately 54% of the outstanding equity of PFM I, LLC.  Additional credit facilities were supplied to PFM Investment, LLC by two Pennsylvania community banks.  The ICV Investors invested not more than $45 million in its equity and credit investment in PFM I, LLC and PFM Investment, LLC.

As a result of the Transaction, PFM I, LLC is now owned by the Managing Directors and by the ICV Investors.  The Managing Directors, as a group, presently own a 57% equity interest in PFM I, LLC.  A majority of the members of the board of managers of PFM I, LLC has been designated by the Managing Directors.  The principal office of PFM I, LLC is located at Two Logan Square, Suite 1600, 18th & Arch Streets, Philadelphia, PA 19103.

Under the terms of the Transaction, the ICV Investors have a contractual right, on or after December 31, 2009 (or sooner in certain circumstances) to elect to increase their voting interest in PFM I, LLC to 43% and to designate a majority of the members of the board of managers of PFM I, LLC.  When the ICV Investors elect to increase their voting interest and to designate a majority of the board of managers of PFM I, LLC, there will be a change in control of PFM (the “Change in Control”).  The Change in Control will be treated under the 1940 Act as a constructive or “deemed” assignment of the Existing Advisory Agreements, which will result in the automatic termination of the Existing Advisory Agreements pursuant to their terms and as required by applicable law.

It is not expected that the Transaction or the Change in Control will result in any material change in the services that PFM provides to the Funds.  No change (other than as a result of retirements in the ordinary course) is expected as to the Managing Directors, and the same persons associated with PFM who now provide services to the Trust and the Funds, including the persons responsible for managing the investment portfolios of the Funds, will continue to have responsibility for providing those services.  Moreover, although the ICV Investors will be able to appoint a majority of the members of the board of managers of PFM after the Change in Control, the ICV Investors do not presently intend to do so and consequently, it is expected that the three Managing Directors of PFM who currently comprise the board of managers of PFM will continue to be the managers of PFM for the indefinite future.

Martin Margolis, a Trustee and President of the Trust, is Vice President and a Manager of PFM I, LLC and President and a Manager of PFM.  He is the owner of more than 5% of the equity interest in PFM I, LLC.

Need for New Advisory Agreements

In order to enable PFM to continue to provide investment advisory services to the Funds after the Change in Control, new investment advisory agreements must be approved by the Board and by shareholders of the Funds.  Therefore, the Proposed Advisory Agreements are being submitted for shareholder approval at the Meeting.   The Proposed Advisory Agreements are identical in all material respects to the Existing Advisory Agreements except for their dates of effectiveness.

As described below under the heading “Board Considerations,” the Board has determined that it is in the best interests of the Trust and each Fund that PFM continue to serve as the investment adviser of the Funds following the Change in Control.   Based on this determination, the Proposed Prime Advisory Agreement and Proposed Government Advisory Agreement were unanimously approved by the Board at a meeting held on August 13, 2009, including the separate in-person vote of all of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  Copies of the Proposed Advisory Agreements are contained in Exhibit A of this Proxy Statement.  The Proposed Advisory Agreements cannot become effective for a Fund unless approved by the shareholders of that Fund.

Information About PFM

PFM is an investment adviser registered under the Investment Advisers Act of 1940 that was organized as a Delaware limited liability company in 2001.  The principal office of PFM is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, Pennsylvania 17101.  PFM is currently the investment adviser of the Trust, as well as the investment adviser of twelve local government investment pools that are exempt from registration under the 1940 Act.  At June 30, 2009, PFM had approximately $35.5 billion in assets under discretionary management.

The name, business address and principal occupations of each of the executive officers and directors of PFM are:

NAME	PRINCIPAL OCCUPATION OR EMPLOYMENT

Martin P. Margolis	President and Manager, PFM Asset Management LLC President, PFM Fund Distributors, Inc. Treasurer and Director, Public Financial Management, Inc. Vice President and Manager, PFM I, LLC

Debra J. Goodnight	Secretary and Assistant Treasurer, PFM Asset Management LLC Secretary and Treasurer, PFM Fund Distributors, Inc.

F. John White	Manager, PFM Asset Management LLC President and Director, Public Financial Management, Inc. President and Manager, PFM I, LLC

Steve Boyle
Treasurer, Assistant Secretary and Manager,  PFM Asset Management LLC
Assistant Secretary and Assistant Treasurer, PFM Fund Distributors, Inc.
Director, Public Financial Management, Inc.
Secretary, Treasurer and Manager, PFM I, LLC

The business address of Mr. Margolis and Ms. Goodnight is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101. The business address of Mr. White and Mr. Boyle is Two Logan Square, Suite 1600, 18th & Arch Streets, </f ont>Philadelphia, PA 19103.

The investment personnel responsible for managing the investment portfolios of the Funds are not anticipated to change as a result of the Change in Control.

The following officers of the Trust are also employees, officers or directors of PFM:

NAME	POSITION HELD WITH TRUST

Martin P. Margolis Barbara L. Fava Debra J. Goodnight Jennifer L. Scheffel Daniel R. Hess	Trustee and President Vice President Treasurer Secretary and Chief Compliance Officer Assistant Secretary and Assistant Treasurer
The business address of Mr. Margolis, Ms. Fava, Ms. Goodnight and Mr. Hess is One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101. The business address of Ms. Scheffel is Airport Corporate Center, One Corporate Drive, Suite 101, Bohemia, NY 11716.

PFM currently provides administration and transfer agency services to the Trust pursuant to an Administration Agreement dated September 29, 2008 (“Administration Agreement”) and a Transfer Agent Agreement dated September 29, 2008 (“Transfer Agent Agreement”), respectively. The aggregate compensation paid to PFM under the Administration Agreement and Transfer Agent Agreement during the last completed fiscal year of the Trust was $308,076 and $854,912, respectively.  These services will continue to be provided after the Change in Control.

Information About the ICV Investors

ICV Capital Partners, LLC (“ICV”) is a minority-owned private investment firm founded in 1998 with over $440 million in committed capital from institutional investors.  The principals of ICV have collectively over 60 years of private equity, mergers and acquisitions and corporate finance experience.  ICV has made nine platform investments and seven add-on acquisitions in lower middle market companies across a variety of industries on behalf of private equity funds.  ICV invests the capital of more than 35 institutional investors, including banks, insurance companies, pension funds and foundations.  ICV’s investment in PFM I, LLC is joined by that of the Michigan Employees Retirement System Strategic Opportunity Fund LP, which is managed by the Customized Fund Investment Group of Credit Suisse Securities (USA) LLC.

The ICV Investors hold their equity and debt interest in PFM I, LLC through ICV/PFM Co-Investor, LLC (“ICV Co-Investor”) and its wholly-owned subsidiary ICV/PFM Investor, Inc.  ICV Co-Investor may be deemed to be controlled by ICV II Manager LLC (“ICV Manager”), its sole manager.  ICV Manager’s sole Member is ICV Capital Partners, LLC (“ICV Capital Partners”), as a result of which ICV Capital Partners may be deemed to control ICV Manager.  ICV Capital Partners’ sole Managing Member is ICV Professionals, LLC (“ICV Professionals”), as a result of which ICV Professionals may be deemed to control ICV Capital Partners.  Willie E. Woods is the sole Managing Member of ICV Professionals, as a result of which Mr. Woods may be deemed to control ICV Professionals.

In addition to the foregoing, ICV Partners II, L.P. (“ICV Partners II”) owns more than 75% of the outstanding units of limited liability company interest issued by ICV Co-Investor. Thus, ICV Partners II may be deemed to control ICV Co-Investor.  ICV Associates II LLC (“ICV Associates II”) is the sole General Partner of ICV Partners II, as a result of which ICV Associates II may be deemed to control ICV Partners II.  Mr. Woods is the sole Managing Member of ICV Associates II, as a result of which Mr. Woods may be deemed to control ICV Associates II.

Except as described above, there are no other contracts or agreements as a result of which any person would be deemed to control ICV Co-Investor, ICV/PFM Investor, Inc., ICV Manager, ICV Capital Partners, ICV Professionals, ICV Partners II or ICV Associates II.

As a result of the foregoing, PFM may be deemed to be controlled by ICV Co-Investor, ICV/PFM Investor, Inc., ICV Manager, ICV Capital Partners, ICV Professionals, ICV Partners II, ICV Associates II and Mr. Woods when the Change in Control occurs.

The mailing address of ICV Co-Investor, ICV/PFM Investor, Inc., ICV Manager, ICV Capital Partners, ICV Professionals, ICV Partners II, ICV Associates II and Mr. Woods is The Chrysler Center, 666 Third Avenue, 29th Floor, New York, NY 10017.

The Existing Advisory Agreements

PFM currently provides investment advisory services to Prime Series and Government Series, respectively, pursuant to the Existing Prime Advisory Agreement, which is dated July 29, 2004, and the Existing Government Advisory Agreement, which is dated May 5, 2003.  The Existing Prime Advisory Agreement was last approved by shareholders on September 2, 2004 by the Virginia Treasury Board, as the sole record shareholder of Prime Series in conjunction with a reorganization of the SNAPSM Fund of Evergreen Select Money Market Trust into Prime Series (then known as the CCRF SNAP® Fund).  The Existing Government Advisory Agreement was initially approved by the Board on April 30, 2003, prior to the commencement of the operations of Government Series (then known as CCRF Federal Portfolio) on May 19, 2003.

Amendments to the Existing Advisory Agreements to reduce the fees payable by the Funds to PFM pursuant to such agreements were approved by the Board at a meeting held on July 3, 2008.  Since their initial approvals, the Existing Advisory Agreements have been continued in effect annually by action of the Board.  Such continuances were last approved at a meeting of the Board held on May 4, 2009.

The Proposed Advisory Agreements

Services Provided

The services required to be provided by PFM under the Proposed Advisory Agreements are identical to those required to be provided under the Existing Advisory Agreements.

Under the Proposed Advisory Agreements, PFM will be responsible for managing the investment activities of each Fund, subject to the supervision of the Board. PFM will also have responsibility: to obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties under the Proposed Advisory Agreements; to manage continuously the assets of the Funds in a manner consistent with the investment objectives, policies and restrictions of each Fund and applicable laws and regulations; to determine the securities to be purchased, sold or otherwise disposed of by the Funds and the timing of such purchases, sales and dispositions; and to take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Funds, as PFM shall deem necessary or appropriate. In addition, PFM will also be required to provide to the Board such information, evaluations, analyses and opinions formulated or obtained by PFM in the discharge of its duties as the Trust may, from time to time, reasonably request.

Fees

The investment advisory fees payable under the Proposed Advisory Agreements by each Fund will be computed at the same annual percentage rates as the fees payable under each of the Existing Advisory Agreements. Each Fund would pay PFM an investment advisory fee computed at a fixed annual percentage rate based upon each Fund’s average daily net assets. The investment advisory fee payable by each Fund under the Existing Advisory Agreements is computed daily and paid monthly at the annual rates of .07 of 1% of the first $1 billion of average daily net assets of each Fund, .05 of 1% of the next $2 billion of average daily net assets of the Fund and .04 of 1% of the average daily net assets of the Fund over $3 billion.

Prior to September 29, 2008, the fees payable to PFM under the Existing Prime Advisory Agreement by Prime Series were calculated at annual rates of .08% of the average daily net assets of the Fund up to $1 billion and .06% of the average daily net assets of the Fund on such assets in excess of $1 billion. Prior to September 29, 2008, the fees payable to PFM under the Existing Government Advisory Agreement by Government Series were calculated at annual rates of .12 of 1% of the first $200 million of average daily net assets of the Government Series, .10 of 1% of the next $200 million of average daily net assets of the Fund, .09 of 1% of the next $200 million of average daily net assets of the Fund and .08 of 1% of average daily net assets of the Fund over $600 million.  The aggregate compensation paid to PFM under the Existing Advisory Agreements during the last completed fiscal year of the Trust by Prime Series and Government Series was $2,224,632 and $150,643, respectively.

THE PROPOSED ADVISORY AGREEMENTS DO NOT INCREASE THE ADVISORY FEES PAID BY THE FUNDS.  THE ADVISORY FEES WILL BE COMPUTED AT THE SAME RATES AND IN THE SAME MANNER UNDER THE PROPOSED ADVISORY AGREEMENTS AS UNDER THE RESPECTIVE EXISTING ADVISORY AGREEMENTS.

Payment of Expenses

The expenses that are borne by the Trust and by PFM under the Proposed Advisory Agreements will be the same as those borne by the Trust and PFM, respectively, under the Existing Advisory Agreements.  The Proposed Advisory Agreements provide that PFM shall pay all expenses incurred by it in connection with the performance of its duties under each Proposed Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased by the Funds.  The Trust pays expenses incident to the operations of the Trust, including but not limited to, legal and audit expenses, fees and expenses of the Funds’ depository and custodian banks, the cost of the preparation and setting in type of its prospectuses and reports to shareholders and the costs of printing and distributing copies of the prospectuses and reports sent to shareholders, fees associated with the registration of the Funds’ shares under Federal and state securities laws, interest, taxes and other non-recurring or extraordinary expenses, including litigation.

Terms of Proposed Advisory Agreements

The Proposed Advisory Agreements provide that, unless sooner terminated in accordance with their terms, each will continue in effect with respect to the Fund to which it relates for a period of two years from its effective date and thereafter may continue in effect, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees and either (a) by the vote of a majority of the Board, or (b) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund.  The Proposed Advisory Agreements also each provide for its automatic termination in the event of its assignment (as defined by the 1940 Act) and may not be materially amended without a majority vote of the outstanding voting securities of the applicable Fund.

The Proposed Advisory Agreements provide that PFM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with PFM’s performance under the Proposed Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss from willful misfeasance, bad faith or gross negligence on the part of PFM in the performance of its duties or from reckless disregard of its obligations and duties thereunder.  The Proposed Advisory Agreements, if approved by shareholders, would become effective upon the occurrence of the Change in Control.  In the event that shareholders of a Fund do not approve the Proposed Advisory Agreement for their Fund and the Change in Control occurs, the Board will consider and take such actions as it determines to be necessary and appropriate to assure that the Fund continues to receive investment advisory services.  If the Change in Control does not occur, the Existing Advisory Agreements will remain in effect in accordance with their terms.

Termination

Each of the Proposed Advisory Agreements may be terminated at any time, without payment of any penalty, by the Trust (by vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of a Fund), on 60 days’ written notice to PFM, or by PFM at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.

Board Considerations

At a meeting held in person on August 13, 2009, the Board considered whether to approve the Proposed Advisory Agreements.  In its deliberations, the Board considered information furnished throughout the year in connection with regular Board meetings, and was provided with information similar to that provided to the Board in May 2009 in connection with the Board’s consideration of the renewals of the Existing Advisory Agreements.  The Board also received information relating to the Transaction, the ICV Investors, the rights of the ICV Investors as related to the management and control of PFM, and the business plans of the ICV Investors.  At the meeting, the Board had the opportunity to discuss these matters with representatives of PFM and with a representative of the ICV Investors.  The Independent Trustees were assisted in their review of this information and in their deliberations by their independent legal counsel.

In considering the Proposed Advisory Agreements, the Board gave weight to the facts that:  (i) the Proposed Advisory Agreements are identical in all material respects to the Existing Advisory Agreements, except for their dates of effectiveness, and the advisory fee rates under the Proposed Advisory Agreements are the same as those under the Existing Advisory Agreements and (ii) it is not expected that the personnel of PFM providing services to the Funds will change as a result of the Change in Control.

The Board also considered: (i) the investment performance achieved for the Funds by PFM and the investment performance of similar investment vehicles, including other investment funds managed by PFM; (ii) the resources of PFM devoted to the investment advisory process and credit evaluation; (iii) comparative fees of other similar funds, including other funds managed by PFM; (iv) the nature, quality and scope of services provided by PFM to each Fund, and whether it is likely that PFM would continue to provide that level of services following the Change in Control; (v) the anticipated benefits to PFM from its relationship with the Trust; (vi) the overall experience and reputation of PFM and its affiliates, and the financial resources of PFM; (vii) how the Change in Control might affect services provided by PFM and PFM’s ability to retain and attract qualified personnel; (viii) the costs, if any, to be incurred by the Trust in connection with matters relating to the Change in Control; (ix) the costs incurred by PFM in providing services to the Funds and the profitability to PFM of its relationship with the Funds; (x) whether the benefits of economies of scale in PFM’s costs of providing services are being shared with the Funds; and (xi) the plans and intentions of the ICV Investors relating to the business and operations of PFM.

In their written presentations to the Board and at the meeting, the representatives of PFM and the ICV Investors expressed their belief that the additional financial resources and business management experience that can be expected to be available to PFM as a consequence of the Transaction and the Change in Control will enhance PFM’s ability to augment technology systems and investment in facilities and personnel used in providing services to the Funds and its ability to attract and retain professionals with the skills necessary to provide high quality services to the Funds.  The PFM and ICV Investors representatives also informed the Board that senior management of PFM is expected to continue in place for the indefinite future and reviewed arrangements in place to help assure the retention of key PFM personnel.

After consideration, the Independent Trustees noted their overall satisfaction with the nature, quality and extent of services provided by PFM and concluded that the Funds were receiving, and would continue to receive under the Proposed Advisory Agreements, all services required from PFM and that these services were of very high quality.  The Independent Trustees also concluded that the Funds’ performance compared favorably with the performance of similar investment vehicles and determined that the fees of the Funds are well within the range of, and generally lower than, the fees of similar funds.  In addition, they concluded that the profitability to PFM from its relationship with the Funds was not disproportionately large so that it bore no reasonable relationship to the services rendered and determined that, given the overall performance of the Funds and superior service levels and quality, the current profitability was not excessive.

The Board also carefully reviewed the Transaction and the Change in Control.  In doing so, it took into consideration the fact that the ICV Investors have agreed to conduct their business and to use commercially reasonable efforts to comply with the conditions of Section 15(f) of the 1940 Act.  That section provides a “safe harbor” for the receipt of benefits by an investment adviser of a mutual fund in connection with the sale of an interest in the adviser in a transaction that results in the assignment of an investment advisory contract with the mutual fund if the following two conditions are met:  (i) for a period of at least three years after the Change in Control, no more than 25 percent of the members of the Board are persons who are “interested persons,” as defined by the 1940 Act, of PFM, the ICV Investors or their affiliates; and (ii) for a period of at least two years after the Change in Control, neither the ICV Investors nor any of their affiliates may impose an “unfair burden” on the Funds as a result of the investment of the ICV Investors in PFM I, LLC.  An “unfair burden” includes any arrangement whereby an interested person of an investment adviser (which would include the ICV Investors) receives or is entitled to receive any compensation directly or indirectly: (i) from any person in connection with the purchase or sale of securities to, from or on behalf of a fund other than bona fide ordinary compensation as principal underwriter; or (ii) from a fund or its shareholders for other than bona fide investment advisory or other services.

Based upon the considerations and conclusions set forth above, and other factors deemed relevant, the Board determined that each of the Proposed Advisory Agreements is reasonable, fair and in the best interests of the applicable Fund and its shareholders.

ACCORDINGLY, THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY APPROVED EACH OF THE PROPOSED ADVISORY AGREEMENTS IN RESPECT OF THE APPLICABLE FUND AND UNANIMOUSLY VOTED TO RECOMMEND ITS APPROVAL BY SHAREHOLDERS OF THE APPLICABLE FUND.

Differences between Proposed Advisory Agreements and Existing Advisory Agreements

The Proposed Advisory Agreements and the Existing Advisory Agreements are identical in all material respects except for the dates of effectiveness of the Proposed Advisory Agreements.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE PROPOSED ADVISORY AGREEMENTS

VOTING INFORMATION

How will solicitations be made?

This proxy solicitation is being made by the Board for use at the Meeting.  The cost of this proxy solicitation will be borne as set forth below.  In addition to the solicitation of proxies by mail, officers and employees of PFM and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.

How will shareholder voting be handled?

Shareholders of each Fund will vote separately on the Proposal.  Approval of the Proposal by a Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of that Fund.  As defined by 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

Only shareholders of record of the Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting (or any adjournment thereof).  Record shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  In order to conduct business at the Meeting with respect to a Fund, a quorum must be present for the Fund.  A “quorum” means forty percent (40%) of the shares of a Fund entitled to vote at the Meeting are present in person or represented by proxy at the Meeting. If a quorum is not present, or if sufficient votes to approve either of the Proposed Advisory Agreements are not obtained, the Meeting may be adjourned to permit further solicitation of proxies.  A majority of the votes cast by shareholders of a Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting with respect to that Fund.  The persons named as proxies on the enclosed proxy cards will have the authority granted to them to vote on adjournment in their discretion.  If a quorum is present and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote “For” the Proposal in favor of such adjournment, and will vote those proxies required to be voted “Against” the Proposal against such adjournment.  At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.  An abstention will be treated as a vote for adjournment.

Proxies returned with abstentions (proxies marked to indicate the shareholder is abstaining from voting on a particular matter) and broker “non-votes” (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  With respect to the proposal to approve each of the Proposed Advisory Agreements, abstentions and broker non-votes will have the same effect as a vote “against” the proposal.

How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing and returning the enclosed proxy card in the enclosed postage-paid envelope.  If you return your signed proxy card, your vote will be cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the judgment of the proxies on any unexpected matters that come before the Meeting or any adjournment of the Meeting.

May I revoke my proxy?

A shareholder may revoke its proxy at any time before it is voted by sending a written notice to the Trust expressly revoking the proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement.  The Board is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies will have the authority to vote on such matters in their discretion.

Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting.  There were 4,891,086,297.35 and 395,533,597.15 outstanding shares of Prime Series and Government Series, respectively, as of the Record Date.

Who are the principal holders of shares of the Funds?

Exhibit B sets forth information regarding shareholders of record who owned more than 5% of either of the Funds as of the Record Date.

The Treasury Board of the Commonwealth of Virginia (the “Treasury Board”) is the record owner of shares of the SNAP Fund Class of Prime Series held by Virginia government entities participating in the Commonwealth of Virginia State Non-Arbitrage Program.  The Treasury Board may be deemed to control Prime Series by virtue of its record ownership of more than 25% of the outstanding shares of Prime Series.  This control relationship will continue to exist until such time as such share ownership of Prime Series by the Treasury Board represents 25% or less of the outstanding shares of Prime Series.  Through the exercise of voting rights with respect to shares of Prime Series, the Treasury Board may be able to determine the outcome of shareholder voting on the Proposal by shareholders of Prime Series.

As of August 14, 2009, various entities controlled by Molina Healthcare, Inc. ("Molina") held, in the aggregate, 35.77% of the outstanding shares of Government Series.  Molina may, as a consequence of such ownership, be deemed to control Government Series.  This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of Government Series.  Through the exercise of voting rights with respect to shares of Government Series, Molina may be able to determine the outcome of shareholder voting on the Proposal by shareholders of Government Series.

Who will pay the expenses of soliciting proxies?

The cost of printing and postage to mail this Proxy Statement and the other enclosed materials, and other costs of the Funds associated with the Meeting and the Change in Control, will be borne by PFM. PFM believes these costs will likely be less than $55,000.

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings.  A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the Trust, at the principal office of the Trust located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101, so that it is received within a reasonable time before any such meeting.  The inclusion and presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at a meeting.

ADDITIONAL INFORMATION ABOUT THE TRUST

Distributor

PFM Fund Distributors, Inc., the Distributor, serves as distributor of shares of the Funds and is located at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101.  The Distributor is a wholly-owned subsidiary of PFM.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) currently serves as the independent registered public accounting firm of the Trust and has served in such capacity since 1998.  No representative of E&Y is expected to be present at the Meeting, but E&Y has been given an opportunity to make a statement if it so desires and will be available should any matter arise requiring its presence.

Audit Fees:

The aggregate fees billed for professional services rendered by E&Y for the audit of the Trust’s annual financial statements for the fiscal year ended June 30, 2009 were $56,200.  The aggregate fees billed for professional services rendered by E&Y for the audit of the Trust’s annual financial statements for the fiscal year ended June 30, 2008 were $46,900.

Audit-Related Fees:

The aggregate fees billed for assurance and related services that were reasonably related to the performance of the audit or review of the Trust’s financial statements for the fiscal year ended June 30, 2009 were $9,500.  For the fiscal year ended June 30, 2008, there were no fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit or review of the Trust’s financial statements.

Tax Fees:

The aggregate fees billed for services provided to the Trust with respect to tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2009 were $12,000.  For the fiscal year ended June 30, 2008, there were no fees billed by E&Y for services provided to the Trust with respect to tax compliance, tax advice and tax planning.

All Other Fees:

For the fiscal years ended June 30, 2009 and June 30, 2008, there were no fees billed by E&Y for services provided to the Trust other than those described above.

Aggregate Non-Audit Fees:

For the fiscal years ended June 30, 2009 and June 30, 2008, there were no fees billed by E&Y for non-audit services provided to the Trust.

EXHIBITS TO
PROXY STATEMENT

Exhibit

A.	Form of Proposed Advisory Agreements
B.	Principal Holders of Shares as of August 14, 2009

EXHIBIT A

ADVISORY AGREEMENT

AGREEMENT, made and executed on [December __, 2009] between PFM Funds (herein called the “Trust”), and PFM ASSET MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered as an open-end diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust desires to appoint the Adviser as investment adviser to the Prime Series (the “Fund”), a series of the Trust;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Delivery of Documents.  The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:3

(a)           The Trust’s Articles of Trust, as filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia on September 25, 2008 and all amendments thereto (such Articles of Trust, as presently in effect as it shall from time to time be amended, is herein called the “Articles of Trust”);

(b)           The Trust’s By-laws, and amendments thereto (such By-laws, as presently in effect and as it shall from time to time be amended, is herein called the “By-laws”);

(c)           Resolution of the Trust’s Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

(d)           The Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (“SEC”) on December 11, 1986 and all amendments thereto;

(e)           The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (“1933 Act”) (File No. 33-10754) and under the 1940 Act as filed with the SEC on December 11, 1987, and all amendments thereto; and

(f)           The Trust’s most recent Prospectuses and Statements of Additional Information (such Prospectuses, and Statements of Additional Information as presently in effect and all amendments and supplements thereto are herein called the “Prospectuses”).

The Trust will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

2.    Services.  The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Fund with compensation as hereinafter provided.

Subject to the supervision of the Trust’s Board of Trustees the Adviser will provide a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will compute the Net Asset Value and daily net income of the Fund at the times and in the manner set forth in the Prospectuses and resolutions of the Trust’s Board of Trustees. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectuses and resolutions of the Trust’s Board of Trustees applicable to the Fund.

3.    Covenants by Adviser.  The Adviser agrees with respect to the services provided to the Fund that it:

(a)           will conform with all applicable Rules and Regulations of the SEC;

(b)           will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(c)           will not make loans to any person to purchase or carry Fund shares, or make loans to the Fund;

(d)           will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with the obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Trust with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, any sub-adviser, the Fund’s Administrator or Distributor, or an affiliated person of the Fund, the Adviser, any sub-adviser, or the Distributor; except as permitted under the 1940 Act;

(e)           will maintain all books and records with respect to the securities transactions for the Fund to the extent agreed upon between the Trust and the Advisor, keep the Trust’s books of account with respect to the Fund and furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request with respect to the Fund;

(f)           will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

4.           Services Not Exclusive.  The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.           Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to maintain the records required by the following sections of Rule 31 under the 1940 Act; all in the manner required under Rules 31a-2 and 31a-3; 31a-1(a); 31a-1 (b) (1), (2), (3), (5) through (11).

6.           Expenses.  During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly at the annual rates of .07 of 1% of the first $1 billion of average daily net assets of the Fund, .05 of 1% of the next $2 billion of average daily net assets of the Fund and .04 of 1% of the average daily net assets of the Fund over $3 billion.

7.           Limitation of Liability.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering service to the Trust or acting on any business of the Trust (other than services or business in connection with Adviser’s duties as investment adviser hereunder), to be rendering such services to or acting solely, for the Trust and not as an officer, partner, employee or agent or one under the control or direction of the Adviser even though paid by it.

8.           Duration and Termination.  This Agreement shall become effective as of the date first written above, and shall continue in effect for a period of two years. Thereafter if not terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually by: (a) the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) by a majority of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by the Adviser on sixty days’ written notice. This Agreement will immediately terminate in the event of its assignment. As used in the Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning of such terms in the 1940 Act.

9.           Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved by vote of a majority of the outstanding voting securities of the Fund.

10.           Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Virginia law.

11.           Names.  The names “PFM Funds” and “Trustees of PFM Funds” refer respectively to the Trust created and the Trustees as Trustees but not individually or personally, acting from time to time under the Articles of Trust dated September 22, 2008, which is hereby referred to and a copy of which is on file at the office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia and the principal office of the Trust. The obligations of “PFM Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, or representatives of the Trustees personally, but bind only the Trust’s Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust’s Property belonging to such class for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their Officers designated below as of the day and year first above written.

PFM FUNDS,
ON BEHALF OF PRIME SERIES

BY:

PFM ASSET MANAGEMENT LLC

BY:

ADVISORY AGREEMENT

AGREEMENT, made and executed on [December __, 2009], between PFM FUNDS (herein called the “Trust”), and PFM ASSET MANAGEMENT LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered as an open-end diversified, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust desires to appoint the Adviser as investment adviser to the Government Series (the “Fund”), a series of the Trust;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Delivery of Documents.  The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)           The Trust’s Articles of Trust, as filed with the Clerk of the State Corporation Commission of the Commonwealth of Virginia on September 25, 2008 and all amendments thereto (such Articles of Incorporation, as presently in effect as it shall from time to time be amended, is herein called the “Articles of Trust”);

(b)           The Trust’s By-laws, and amendments thereto (such By-laws, as presently in effect and as it shall from time to time be amended, is herein called the “By-laws”);

(c)           Resolution of the Trust’s Board of Trustees authorizing the appointment of the Adviser and approving this Agreement;

(d)           The Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (“SEC”) on December 11, 1986 and all amendments thereto;

(e)           The Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) (File No. 33-10754) and under the 1940 Act as filed with the SEC on December 11, 1987, and all amendments thereto; and

(f)            The Trust’s most recent Prospectus and Statement of Additional Information (such Prospectuses, and Statements of Additional Information as presently in effect and all amendments and supplements thereto are herein called the “Prospectuses”).

The Trust will furnish the Adviser from time to time with copies of all amendments of or supplements to the foregoing.

2.    Services.  The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. Intending to be legally bound, the Adviser accepts such appointment and agrees to furnish the services required herein to the Fund with compensation as hereinafter provided.

Subject to the supervision of the Trust’s Board of Trustees the Adviser will provide with respect to the Fund a continuous investment program, including investment research and management with respect to all securities and investments and cash equivalents in such Fund. The Adviser will compute the Net Asset Value and daily net income of the Fund at the times and in the manner set forth in the Fund Prospectus and resolutions of the Trust’s Board of Trustees applicable to the Fund. The Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees applicable to the Fund.

3.    Covenants by Adviser.  The Adviser agrees with respect to the services provided to the Fund that it:

(a)           will conform with all applicable Rules and Regulations of the SEC;

(b)           will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(c)           will not make loans to any person to purchase or carry Fund shares, or make loans to the Fund;

(d)           will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with the obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Trust with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, any sub-adviser, the Fund’s Administrator or  Distributor, or an affiliated person of the Fund, the Adviser, any sub-adviser, or the Distributor; except as permitted under the 1940 Act;

(e)           will maintain all books and records with respect to the securities transactions for the Fund to the extent agreed upon between the Trust and the Advisor, keep the Trust’s books of account with respect to the Fund and furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request with respect to the Fund;

(f)           will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

4.           Services Not Exclusive.  The services furnished by the Adviser hereunder are deemed not to be exclusive, and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

5.           Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Trust, are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Adviser further agrees to maintain the records required by the following sections of Rule 31 under the 1940 Act, all in the manner required under Rules 31a-2 and 31a-3; 31a-1(a); 31a-1 (b) (1), (2), (3), (5) through (11).

6.           Expenses.  During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Trust will pay the Adviser from the assets belonging to the Fund and the Adviser will accept as full compensation therefor a fee, computed daily and paid monthly, at an annual rate of .07 of 1% of the first $1 billion of average daily net assets of the Fund, .05 of 1% of the next $2 billion of average daily net assets of the Fund and .04 of 1% of the average daily net assets of the Fund over $3 billion.

If in any fiscal year the aggregate expenses of the Fund (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, the Adviser will waive fees to the extent required to attain compliance. The obligation of the Adviser to waive fees to the Trust hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year provided, however, that notwithstanding the foregoing, the Adviser shall waive or reimburse the Trust for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expenses waiver or reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

7.           Limitation of Liability.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it or its obligations and duties under the Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering service to the Trust or acting on any business of the Trust (other than services or business in connection with Adviser’s duties as investment adviser hereunder), to be rendering such services to or acting solely, for the Trust and not as an officer, partner, employee or agent or one under the control or direction of the Adviser even though paid by it.

8.           Duration and Termination.  This Agreement will become effective as of the date first written above, and shall continue in effect for a period of two years. Thereafter if not terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; (b) and by a majority of the Trust’s Board or by the affirmative vote of the holders of “a majority of the outstanding Voting Securities” of the Fund, as that term is used in the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund), or by the Adviser on sixty days’ written notice. This Agreement will immediately terminate in the event of its assignment. As used in the Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meaning of such terms in the 1940 Act.

9.           Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective with respect to the Fund until approved by a majority of the affirmative vote of the holders of “a majority of the outstanding Voting Securities” of the Fund, as that term is used in the 1940 Act.

10.           Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Virginia law.

11.           Names.  The names “PFM Funds” and “Trustees of PFM Funds” refer respectively to the Trust created and the Trustees as Trustees but not individually or personally, acting from time to time under the Articles of Trust dated September 22, 2008, which is hereby referred to and a copy of which is on file at the office of the Clerk of the State Corporation Commission of the Commonwealth of Virginia and the principal office of the Trust. The obligations of “PFM Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders, or representatives of the Trustees personally, but bind only the Trust’s Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust’s Property belonging to such class for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their Officers designated below as of the day and year first above written.

PFM FUNDS,
on behalf of GOVERNMENT SERIES
BY:   _________________________

PFM ASSET MANAGEMENT LLC
BY:   _________________________

EXHIBIT B
PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth in the table below, was known to the Trust to be the beneficial owner of more than 5% of the outstanding shares of any series of the Trust.

Fund Name	Name and Address of Account	Share Amount	Percentage of Fund

Prime Series(1)	Loudon County, Virginia 1 Harrison Street, S.E. Leesburg, VA 20175	346,972,138.66	7.09%

	Arlington County, Virginia 2100 Clarendon Boulevard Arlington, VA 22201	247,842,523.04	5.07%

Government Series	Molina Healthcare of Ohio, Inc.(2) 200 Oceangate, Suite 100 Long Beach, CA 90802	73,659,372.58	18.62%

	School Board of Broward County Florida 7720 W. Oakland Park Blvd., Suite 319 Sunrise, FL 33351	50,071,100.95	12.66%

	Molina Healthcare of Washington, Inc. (2) P.O. Box 1469 Bothell, WA 98041	46,839,382.07	11.84%

	School Board of Palm Beach County, Florida 3300 Forest Hill Boulevard, West Palm Beach, FL 33406	44,932,302.11	11.36%

	Alachua County Board of Commissioners 12 SE 1st Street, 4th Floor Gainesville, FL 32601	32,017,363.65	8.09%

	Bay Area Toll Authority 101 Eighth Street, 3rd Floor Oakland, CA 94607	28,165,218.18	7.12%

	Madison County School System 550 South Keeneland Drive P.O. Box 768 Richmond, KY 40476	23,464,434.16	5.93%

	City of Chandler 55 N. Arizona Place, Suite 201 Chandler, AZ 85225	20,512,893.02	5.19%

(1)
The Treasury Board of the Commonwealth of Virginia (the “Treasury Board”) is the record owner and beneficial owner of shares of the SNAP Fund Class of Prime Series held by Virginia municipal entities participating in the Commonwealth of Virginia State Non-Arbitrage Program.  The shares include shares of Prime Series owned beneficially by Loudon County, Virginia and Arlington County, Virginia.  The Treasury Board may be deemed to control Prime Series by virtue of its record ownership of more than 25% of the outstanding shares of Prime Series.  This control relationship will continue to exist until such time as such share ownership of Prime Series by the Treasury Board represents 25% or less of the outstanding shares of Prime Series.  Through the exercise of voting rights with respect to shares of Prime Series, the Treasury Board may be able to determine the outcome of shareholder voting on the Proposal by shareholders of Prime Series.

(2)
Molina Healthcare of Ohio, Inc., Molina Healthcare of Washington, Inc. and other shareholders in the Government Series are controlled by Molina Healthcare, Inc. ("Molina").  Entities controlled by Molina held, in the aggregate, 35.77% of the outstanding shares of Government Series.  Molina may, as a consequence of such ownership, be deemed to control Government Series.  This control relationship will continue to exist until such time as the above-described share ownership represents 25% or less of the outstanding shares of Government Series.  Through the exercise of voting rights with respect to shares of Government Series, Molina may be able to determine the outcome of shareholder voting on the Proposal by shareholders of Government Series.

PROXY

PRIME SERIES,
a series of
PFM FUNDS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
ON SEPTEMBER 30, 2009

The undersigned shareholder of PFM Funds (the “Trust”) hereby appoints Barbara L. Fava and Debra J. Goodnight, jointly and severally, as proxies, each with full power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Trust, held of record by the undersigned on August 14, 2009 at the Special Meeting of Shareholders of the Trust to be held on September 30, 2009 at the offices of PFM Asset Management LLC at 12:00 noon, Eastern Time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record for such meeting on the matter listed below.

The Board of Trustees recommends a vote FOR the proposal listed below.

PROPOSAL 1:  To approve a new investment advisory agreement between the Trust, on behalf of Prime Series, and PFM Asset Management LLC.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

In their discretion the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary or Assistant Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR the Proposal.

           Please date and sign below exactly as name appears on this proxy.  Executor, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

Name of Shareholder:

Shares as of August 14, 2009:

_________________________________________
Authorized Signature
Title:

_________________________________________
Authorized Signature
Title:

Dated:

YOUR VOTE IS IMPORTANT, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY

GOVERNMENT SERIES,
a series of
PFM FUNDS

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
ON SEPTEMBER 30, 2009

The undersigned shareholder of PFM Funds (the “Trust”) hereby appoints Barbara L. Fava and Debra J. Goodnight, jointly and severally, as proxies, each with full power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Trust, held of record by the undersigned on August 14, 2009 at the Special Meeting of Shareholders of the Trust to be held on September 30, 2009 at the offices of PFM Asset Management LLC at 12:00, Eastern Time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record for such meeting on the matter listed below.

The Board of Trustees recommends a vote FOR the proposal listed below.

PROPOSAL 1:  To approve a new investment advisory agreement between the Trust, on behalf of Prime Series, and PFM Asset Management LLC.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

In their discretion the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

           If this proxy is properly executed and received by the Secretary or Assistant Secretary of the Trust prior to the meeting, the shares represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR the Proposal.

           Please date and sign below exactly as name appears on this proxy.  Executor, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

Name of Shareholder:

Shares as of August 14, 2009:

_________________________________________
Authorized Signature
Title:

_________________________________________
Authorized Signature
Title:

Dated:

YOUR VOTE IS IMPORTANT, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.